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                                        PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                                                    GATEWAY CENTER THREE
                                                     100 MULBERRY STREET
                                                    NEWARK, NJ 07102-4077

PRUDENTIAL INVESTMENTS                                  PROXY
GATEWAY CENTER THREE
100 MULBERRY STREET, 4TH FLOOR
NEWARK, NJ 07102-4077                   Special Meeting of Shareholders
                                        (Meeting) April 19, 2001, 9:00 a.m.

                                        THIS PROXY IS SOLICTED ON BEHALF OF
                                        THE BOARD OF DIRECTORS.

                                        The undersigned  hereby appoints
                                        William V. Healey, Grace C. Torres and
                                        Marguerite E. H. Morrison as Proxies,
                                        each with the power of substitution,
                                        and hereby authorizes each of them to
                                        represent and to vote, as designated
                                        below, all the shares of common stock of the Fund held of record by the undersigned on February 16, 2001 at the Meeting to be held on April 19, 2001 or any adjournment thereof.

                                        THE SHARES REPRESENTED BY THIS
                                        PROXY, WHEN THIS PROXY IS PROPERLY
                                        EXECUTED, WILL BE VOTED IN THE MANNER
                                        DIRECTED HEREIN BY THE UNDERSIGNED
                                        SHAREHOLDER. THE PROXY WILL BE VOTED
                                        FOR PROPOSAL NO.1 IF YOU DO NOT SPECIFY
                                        OTHERWISE. PLEASE REFER TO THE PROXY
                                        STATEMENT AND PROSPECTUS DATED
                                        MARCH ___, 2001 FOR DISCUSSION
                                        OF THE PROPOSAL.

                                        IF VOTING BY MAIL, PLEASE MARK, SIGN AND
                                        DATE THIS PROXY CARD WHERE INDICATED AND
                                        RETURN IT PROMPTLY USING THE ENCLOSED
                                        ENVELOPE WHICH REQUIRES NO POSTAGE IF
                                        MAILED IN THE UNITED STATES.

                                        In their discretion, the Proxies are
                                        authorized to vote upon such other
                                        business as may properly come before
                                        the Meeting or any adjournment thereof.

                                        NOTE: Please sign exactly as name
                                        appears hereon. Joint owners should
                                        each sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such. If a corporation, please sign in
                                        full corporate name by president or
                                        other authorized officer. If a
                                        partnership, please sign in partnership
                                        name by authorized person.

TO VOTE BY TELEPHONE

1)      Read the Proxy Statement
    and have this Proxy card at
    hand.
2)      Call 1-800-690-6903 toll
    free.
3)      Enter the 12-digit control
    number set forth on the right
    side of this Proxy card and
    follow the simple instructions.

TO VOTE BY INTERNET

1)      Read the Proxy Statement and
    have this Proxy card at hand.
2)      Go to Web site
    www.proxyvote.com.

3)  Follow the instructions on the
    website and be prepared to enter
    your 12-digit control number set
    forth on the right side of this
    Proxy card to enter your vote.


TO VOTE, MARK BLOCKS BELOW IN BLUE                 KEEP THIS PORTION FOR
OR BLACK INK AS FOLLOWS:  X            PRUINB      YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL INTERNATIONAL BOND FUND, INC.

The Board of Directors recommends a vote
FOR the proposal

Please be sure to sign and date this Proxy

Vote On Proposal
                                           FOR        AGAINST        ABSTAIN
1.  To approve an Agreement and Plan of    / /          / /             / /
    Reorganization between Prudential
    International Bond Fund, Inc. and
    Prudential Global Total Return
    Fund, Inc.

For address changes, please check this
box and write them on the back.    / /



-----------------------------------------       -------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date       Signature (Joint Owners)   Date